UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0525

Seligman Income and Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	12/31/03

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

SELIGMAN INCOME AND GROWTH FUND, INC.
Annual Report December 31, 2003

Seligman
Income and Growth Fund, Inc.

Annual Report December 31, 2003 Seeking Total Return Through a Combination of Capital Appreciation and Income, Consistent With a Prudent Allocation Between Equity and Fixed Income Securities

Seligman
140 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 140 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end investment companies— Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview With Your Portfolio Team	2

Performance Overview	4

Portfolio Overview	6

Portfolio of Investments	8

Statement of Assets and Liabilities	16

Statement of Operations	17

Statements of Changes in Net Assets	18

Notes to Financial Statements	19

Financial Highlights	25

Report of Independent Auditors	30

Required Federal Income Tax Information	31

Directors and Officers	32

Glossary of Financial Terms	36

For More Information	back cover

To The Shareholders

Your annual shareholder report for Seligman Income and Growth Fund, Inc. follows this letter. This report contains an interview with your Fund’s portfolio team, as well as investment results and audited financial statements, including a portfolio of investments.

For the year ended December 31, 2003, Seligman Income and Growth Fund posted a total return of 16.24% based on the net asset value of Class A shares. During the same period, the Fund’s peers, as measured by the Lipper Income Funds Average, posted a total return of 16.43%, the Lehman Government/Credit Index returned 4.67%, and the S&P 500 returned 28.67%.

As you are probably aware, the mutual fund industry has been dealing with the issue of market timing and other disruptive or illegal trading practices in mutual fund shares. J. & W. Seligman & Co. Incorporated, which manages a family of mutual funds, including your Fund, has conducted an extensive internal review regarding these matters, the results of which have been previously reported to shareholders. For more information, please visit the Seligman website, www.seligman.com.*

We thank you for your continued support of Seligman Income and Growth Fund, Inc. and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 25, 2004
____________________
* The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

1

Interview With Your Portfolio Team

Q:	How did Seligman Income and Growth Fund, Inc. perform during the year ended December 31, 2003?

A:
Seligman Income and Growth Fund, Inc. delivered a total return of 16.24%, based on the net asset value of Class A shares for the year ended December 31, 2003. During the same time period, the Fund’s peers, as measured by the Lipper Income Funds Average, posted a total return of 16.43%, the Lehman Government/Credit Index returned 4.67%, and the S&P 500 returned 28.67%.

Q:	What market conditions and events materially affected the Fund’s performance during this period?

A:
In 2003, the stock market seemed at long last to benefit from the accommodative fiscal and monetary policy of recent years. All sectors of the market posted positive gains for the year. Geopolitical tensions in the first quarter of the year weighed heavily on the market initially, but beginning in mid-March, the market began to see substantial upward momentum, which lasted throughout the remainder of the year. The combination of income tax reductions, the decrease in the dividend tax, historically low interest rates, and the Federal Reserve Board’s expansion of the money supply was also positive for equities. Gross domestic product (GDP) growth improved markedly, particularly in the third quarter of 2003. In the fourth quarter of 2003, leading economic indicators appeared to be heading upward, as did industrial production.

With this stimulative backdrop, consumer spending continued strong in 2003, despite the downward trend of consumer sentiment prior to the Iraqi war. Furthermore, with the relatively swift end to major hostilities in Iraq, consumer sentiment was further bolstered. Meanwhile, lower interest rates were a big factor working in the consumer’s favor, as home mortgage refinancings continued to surge, also enhancing liquidity and spending.

The bond market began and ended 2003 at similar levels, but there was a great deal of volatility during the year. Bonds rallied in March during the run-up to the Iraqi war, but yields rose again after the war. In May, the Fed spoke about the possibility of disinflation (prices rising at a slower and slower pace), which is good for bonds and caused yields to decline to 40-year lows. In June, bond investors expected the Fed to announce an interest rate cut of 50 basis points; however, the cut was only 25 basis points. The bond market had priced in more concern than the Fed actually had, and yields started sharply back up before moderating by the end of the year.

Corporate bonds performed well in 2003, particularly lower-quality bonds whose spreads had reached almost exaggerated levels in the aftermath of the Enron and WorldCom scandals. Corporate spreads, compared to US government bonds, fell all year, and corporate bonds continue to perform well.

Q:	What investment strategies or techniques materially affected the Fund’s performance during this period?

A:
In the equity portion of the Fund’s portfolio, performance was helped by holdings in the consumer discretionary sector, where we were overweighted and had good stock selection. This sector had strong fundamentals which, in our opinion, had not been recognized by the market. We took advantage of attractive valuations and overweighted the sector. This overweighting, coupled with sound stock selection,

2

Interview With Your Portfolio Team

produced strong returns for the portfolio as consumer discretionary outperformed other areas of the market.

Financial stocks were also a positive in terms of results. The Fund’s portfolio was overweighted in this sector, and the Fund outperformed relative to the benchmark S&P 500 in this area mainly because of good stock selection.

The Fund’s investments in the information technology sector contributed significantly to performance on an absolute basis, as this was the best-performing sector in the S&P 500. However, many of the more speculative technology companies led the sector’s performance in 2003. Since the Fund does not typically invest in these types of companies, our relative performance lagged that sector of the S&P 500.

Investment results were penalized by an underweighting in the consumer staples sector. While the Fund’s holdings in the energy sector had good absolute performance, stock selection was not helpful. The telecommunications services sector, while representing only a small portion of the Fund’s portfolio, was a negative in terms of absolute and relative performance. The Fund’s holdings performed poorly during the first part of the year. Subsequently, this sector’s performance improved, but in the interim the portfolio’s exposure had been reduced (and in September eliminated altogether) and thus overall returns were subpar in this area.

The fixed-income portion of the Fund’s portfolio outperformed the Lehman Government/Credit Index for the year. Exposure to BBB-rated corporate bonds in the first half of the year helped the Fund’s returns as these were strong performers. In May, we decreased our exposure to corporate bonds, thinking the rally had run its course. Spreads did widen for about two weeks, then tightened again. In June, we again increased exposure to corporate bonds and maintained it for the balance of the year, but we had missed some of the rally. As a result of interest rates reaching 40-year lows in the spring, we significantly shortened the portfolio’s duration (a measure of price sensitivity to a change in interest rates) at the beginning of July, and when rates spiked up in July and moved sideways during the balance of the year, the Fund outperformed the Lehman benchmark.

Our exposure to mortgage bonds hurt performance in 2003. We had expected rates to be fairly stable, but mortgages underperform when there is a significant increase in interest rates, as we saw during the summer. However, toward the end of the year, the extra yield obtained through exposure to mortgages added to the Fund’s performance.

________________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach
Seligman Income and Growth Fund is co-managed by the Seligman Core Investment Team, headed by Richard R. Schmaltz, and by the investment grade team of Seligman Fixed Income Team, headed by Christopher J. Mahony.

3

Performance Overview

This chart compares hypothetical $10,000 investments in Seligman Income and Growth Fund Class A, with and without the initial 4.75% maximum sales charge, and Class D, without sales charge, to hypothetical $10,000 investments in the Lehman Government/Credit Index and the Standard & Poor’s 500 Composite Stock Index (S&P 500) (collectively the “Indices”) for the 10-year period ended December 31, 2003. Calculations assume reinvestment of distributions. As shown on page 5, the performances of Class B, Class C, Class I, and Class R, which commenced on later dates, will differ from the performances shown for Class A and Class D, based on the differences in sales charges and fees paid by shareholders. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown on page 5. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares. It is important to keep in mind that the Lehman Government/Credit Index and the S&P 500 exclude the effect of taxes, fees and sales charges.

				Dividend, Yield and Capital Gain
Net Asset Value Per Share				Information Per Share
	12/31/03	6/30/03	12/31/02	For the Year Ended December 31, 2003

				Dividends Paid	SEC Yieldø	Capital Gain‡

Class A	$11.93	$11.14	$10.42	$0.170	0.95%	Realized	$0.371
Class B	11.88	11.09	10.38	0.087	0.27	Unrealized	0.882øø
Class C	11.88	11.09	10.37	0.087	0.26
Class D	11.88	11.09	10.37	0.087	0.26
Class I	11.94	11.09	n/a	0.120	1.40
Class R	11.92	11.14	n/a	0.120	0.64
________________
‡	Information does not reflect the effect of capital loss carryforwards that are available to offset these and future net realized capital gains. See Note 6 to Financial Statements.
ø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2003, has been computed in accordance with SEC regulations and will vary.
øø	Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 2003.

4

Performance Overview

Investment Results
Total Returns
For Periods Ended December 31, 2003

			Average Annual

		Class I and R				Class B		Class C
		Since				Since		Since
	Six	Inception	One	Five	Ten	Inception		Inception
	Months*	4/30/03*	Year	Years	Years	4/22/96		5/27/99

Class A**

With Sales Charge	2.67%	n/a	10.72%	(2.27)%	3.02%	n/a		n/a
Without Sales Charge	7.83	n/a	16.24	(1.31)	3.52	n/a		n/a
Class B**

With CDSC#	2.47	n/a	10.35	(2.04)	n/a	n/a		n/a
Without CDSC	7.47	n/a	15.35	(2.41)	n/a	2.04%		n/a
Class C**

With Sales Charge and CDSC‡	5.42	n/a	13.37	n/a	n/a	n/a		(2.35)%
Without Sales Charge and CDSC	7.47	n/a	15.46	n/a	n/a	n/a		(2.15)
Class D**

With 1% CDSC	6.47	n/a	14.46	n/a	n/a	n/a		n/a
Without CDSC	7.47	n/a	15.46	(2.04)	2.73	n/a		n/a
Class I**	7.92	12.65%	n/a	n/a	n/a	n/a		n/a

Class R**

With 1% CDSC	6.74	11.46	n/a	n/a	n/a	n/a		n/a
Without CDSC	7.74	12.46	n/a	n/a	n/a	n/a		n/a
Lehman Government/Credit Index***	(0.53)	1.89	4.67	6.66	6.98	7.65	††	7.73 †††
Lipper Income Funds Average***	7.95	12.65	16.43	3.47	6.87	6.32	†	3.50
S&P 500***	15.14	22.75	28.67	(0.57)	11.06	8.96		(1.63)
________________
*	Returns for periods of less than one year are not annualized.
**
Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on certain redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on certain redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

***
The Lehman Government/Credit Index, the Lipper Income Funds Average, and the S&P 500 are unmanaged benchmarks that assume reinvestment of all distributions. The Lehman Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s). The Lipper Income Funds Average is an index of mutual funds that seek a high level of current income through investing in income-producing stocks, bonds, and money market instruments. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalization. The Lipper Income Funds Average excludes the effect of taxes and sales charges. The Lehman Government/Credit Index and the S&P 500 exclude the effect of taxes, fees and sales charges. Investors cannot invest directly in an index or an average.

#	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
‡	The CDSC is 1% for periods up to 18 months.
†	From April 25, 1996.
††	From April 30, 1996.
†††	From May 31, 1999.

5

Portfolio Overview

Diversification of Net Assets
December 31, 2003

	Percent of Net Assets
	December 31,

	2003	2002

Common Stocks and Corporate Fixed-Income Securities:

Automobiles and Components	2.5	2.9
Banks	4.6	8.5
Capital Goods	7.0	4.8
Chemicals	0.7	1.8
Commercial Services and Supplies	0.6	—
Communications Equipment	0.8	1.2
Computers and Peripherals	2.7	3.0
Consumer Durables and Apparel	0.7	1.9
Consumer Staples	7.5	7.8
Diversified Financials	9.6	11.0
Electronic Equipment and Instruments	0.6	0.2
Energy	4.5	6.8
Health Care Equipment and Services	1.7	1.8
Hotels, Restaurants and Leisure	2.1	—
Insurance	3.6	2.5
Media	3.5	3.1
Metals and Mining	1.3	—
Paper and Forest Products	1.0	1.0
Pharmaceuticals and Biotechnology	5.6	5.7
Real Estate	1.1	0.5
Retailing	2.1	3.6
Semiconductors and Semiconductor Equipment	2.2	1.5
Software and Services	4.2	2.6
Telecommunication Services	2.6	1.8
Transportation	—	0.5
Utilities	2.8	2.3
Miscellaneous	1.5	—

Total Common Stocks and Corporate Fixed-Income Securities	77.1	76.8

US Government and Government Agency Securities	21.2	22.5

Other Assets Less Liabilities	1.7	0.7

Total	100.0	100.0

Largest Industries†
December 31, 2003

†	Excludes US Government and Government Agency securities.

6

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

Common Stocks:	Common Stocks:
SPDR Trust (Series 1)*	Bear Stearns**
Goldman Sachs Group*	Bank of America
Freeport-McMoRan Copper & Gold (Class B)*	J.P. Morgan Chase
Merrill Lynch*	American Express
US Government and Government Agency Securities:	US Government and Government Agency Securities:
FNMA 3.875%, 11/17/08*	US Treasury Notes 1.125%, 6/30/05**
FHLB 3.75%, 8/15/07*	US Treasury Notes 3%, 2/15/08**
US Treasury Notes 3.25%, 8/15/08*	FHLMC 4.875%, 3/15/07**
FHLMC Gold 6%, 3/1/33*	US Treasury Bonds 5.375%, 2/15/31
Corporate Bonds:	FHLMC 4%, 6/12/13**
Sprint Capital 7.125%, 1/30/06*	FNMA 1.75%, 6/16/06**
General Motors Acceptance 4.375%, 12/10/07*

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.
________________
*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
December 31, 2003

Security	Value	Percent of Net Assets

FNMA 3.875%, 11/17/08	$3,241,955	2.6
Citigroup	2,746,539	2.2
Microsoft	2,449,936	2.0
FHLB 3.75%, 8/15/07	2,417,079	2.0
US Treasury Notes 3.25%, 8/15/08	2,354,992	1.9
Altria Group	2,267,137	1.8
General Electric	2,194,623	1.8
Pfizer	2,072,387	1.7
Exxon Mobil	2,054,510	1.7
SPDR Trust (Series 1)	1,858,376	1.5

Composition of Net Assets
December 31, 2003

	Percent of Total

	12/31/03	12/31/02

Common Stocks	60.5	57.0

Corporate Bonds	15.3	18.4
Asset-Backed Securities	1.3	1.4

Total Corporate Fixed-Income Securities	16.6	19.8

US Government and Government Agency Securities	21.2	22.5

Other Assets Less Liabilities	1.7	0.7

Total	100.0	100.0

7

Portfolio of Investments
December 31, 2003

	Shares	Value
Common Stocks 60.5%

Automobiles and Components 0.6%

Lear	12,610	$773,371

Banks 3.7%

Bank of America	6,760	543,707
Fannie Mae	8,500	638,010
Freddie Mac	7,400	431,568
Radian Group	9,650	470,438
U.S. Bancorp	43,310	1,289,772
Wachovia	26,480	1,233,703

		4,607,198

Capital Goods 6.2%

Deere	8,170	531,459
General Dynamics	8,700	786,393
General Electric	70,840	2,194,623
Illinois Tool Works	12,440	1,043,840
L-3 Communications Holdings*	15,500	796,080
Masco	23,800	652,358
Parker Hannifin	7,700	458,150
Tyco International	47,470	1,257,955

		7,720,858

Chemicals 0.7%

Praxair	22,400	855,680

Commercial Services and Supplies 0.6%

ServiceMaster	65,800	766,570

Communications Equipment 0.8%

Cisco Systems*	42,010	1,020,843

Computers and Peripherals 2.7%

Dell*	36,070	1,224,577
Hewlett-Packard	23,370	536,809
International Business Machines	16,500	1,529,220

		3,290,606

Consumer Durables and Apparel 0.5%

Pulte Homes	6,540	612,275

Consumer Staples 5.4%

Altria Group	41,660	2,267,137
Dean Foods*	28,600	940,082
PepsiCo	15,300	713,286
________________
See footnotes on page 15.

8

Portfolio of Investments
December 31, 2003

	Shares	Value
Consumer Staples (continued)

Procter & Gamble	9,930	$991,808
Wal-Mart Stores	33,510	1,777,705

		6,690,018

Diversified Financials 6.2%

American Express	9,740	469,760
Capital One Financial	4,300	263,547
Citigroup	56,583	2,746,539
Goldman Sachs Group	13,410	1,323,969
MBNA	10,500	260,925
Merrill Lynch	25,100	1,472,115
J.P. Morgan Chase	10,440	383,461
Morgan Stanley	13,510	781,824

		7,702,140

Electronic Equipment and Instruments 0.6%

Jabil Circuit*	27,280	772,024

Energy 4.5%

BP (ADR) (United Kingdom)	14,600	720,510
ChevronTexaco	6,460	558,079
ConocoPhillips	7,880	516,692
Exxon Mobil	50,110	2,054,510
Noble*	6,100	218,258
Noble Energy	9,640	428,305
Occidental Petroleum	10,340	436,762
Rowan Companies*	12,590	291,710
Transocean*	3,400	81,634
Weatherford International*	7,300	262,800

		5,569,260

Health Care Equipment and Services 1.5%

Aetna	9,800	662,284
Anthem*	2,800	210,000
Laboratory Corporation of America Holdings*	5,300	195,835
McKesson	5,100	164,016
Medtronic	9,200	447,212
St. Jude Medical*	3,600	220,860

		1,900,207

Hotels, Restaurants and Leisure 2.1%

International Game Technology	20,700	738,990
Royal Caribbean Cruises	33,520	1,166,161
Wendy’s International	17,300	678,852

		2,584,003

________________
See footnotes on page 15.

9

Portfolio of Investments
December 31, 2003

	Shares	Value
Insurance 3.3%

American International Group	23,400	$1,550,952
Hartford Financial Services Group	7,170	423,245
PartnerRe	10,640	617,652
Prudential Financial	25,600	1,069,312
XL Capital (Class A)	4,900	379,995

		4,041,156

Media 2.3%

Clear Channel Communications*	18,010	843,408
Time Warner	42,170	758,638
Tribune	15,400	794,640
Univision Communications (Class A)*	12,510	496,522

		2,893,208

Metals and Mining 1.3%

BHP Billiton (ADR) (Australia)	22,900	418,154
Freeport-McMoRan Copper & Gold (Class B)	29,600	1,247,048

		1,665,202

Paper and Forest Products 1.0%

Weyerhaeuser	18,880	1,208,320

Pharmaceuticals and Biotechnology 5.6%

Amgen*	3,200	197,760
Aventis (ADR) (France)	6,300	417,438
Biogen Idec*	7,785	286,371
Forest Laboratories*	5,600	346,080
Genta*	10,900	113,578
Gilead Sciences*	1,200	69,774
Johnson & Johnson	21,700	1,121,022
MedImmune*	7,900	200,818
Novartis (ADR) (Switzerland)	17,600	807,664
Onyx Pharmaceuticals*	4,100	115,948
Pfizer	58,658	2,072,387
Teva Pharmaceutical Industries (ADR) (Israel)	7,780	441,165
Watson Pharmaceuticals*	4,300	197,800
Wyeth	13,620	578,169

		6,965,974

Real Estate 0.5%

Apartment Investment & Management (Class A)	16,300	562,350

________________
See footnotes on page 15.

10

Portfolio of Investments
December 31, 2003

	Shares or
	Principal Amount	Value
Retailing 2.1%

Advance Auto Parts*	5,600 shs.	$455,840
eBay*	14,780	955,010
Kohl’s*	2,600	116,844
Michaels Stores	16,750	740,350
Target	6,900	264,960

		2,533,004

Semiconductors and Semiconductor Equipment 2.2%

Intel	39,100	1,253,350
National Semiconductor*	21,000	827,610
Taiwan Semiconductor Manufacturing (ADR) (Taiwan)	62,000	634,880

		2,715,840

Software and Services 4.2%

Electronic Arts*	14,600	697,953
Microsoft	89,040	2,449,936
Oracle*	62,340	823,200
Symantec*	22,800	788,766
Synopsys*	12,100	409,464

		5,169,319

Utilities 0.4%

Duke Energy	24,400	498,980

Miscellaneous 1.5%

SPDR Trust (Series 1)	16,700	1,858,376

Total Common Stocks (Cost $66,244,775)		74,976,782

US Government and Government Agency Securities 21.2%

US Government Securities 4.6%

US Treasury Bonds 5.375%, 2/15/31	$1,270,000	1,324,820
US Treasury Notes:
1.625%, 9/30/05	335,000	334,974
3.25%, 8/15/08	2,340,000	2,354,992
3.875%, 2/15/13	1,030,000	1,008,596
4.25%, 11/15/13	655,000	654,488

________________
See footnotes on page 15.

11

Portfolio of Investments
December 31, 2003

	Principal Amount	Value
Agency Securities 6.4%

FHLB 3.75%, 8/15/07	$2,360,000	$2,417,079
FHLMC 4.75%, 10/11/12	835,000	823,518
FNMA:
2.5%, 7/16/07	5,000	4,940
3.25%, 8/15/08	825,000	819,307
3.875%, 11/17/08	3,235,000	3,241,955
4.625%, 5/1/13	565,000	550,894

Mortgage-Backed Securities 10.2%

FHLMC Gold:†
4.5%, 11/1/07	1,091,077	1,115,962
6%, 11/1/10	178,924	187,365
5.5%, 6/1/18	318,499	330,531
8%, 12/1/23	173,365	189,411
6.5%, 7/1/32	1,533,975	1,607,340
6%, 12/1/32	1,194,619	1,235,383
6%, 3/1/33	1,530,000	1,582,209
5.5%, 4/1/33	1,296,637	1,313,370
5%, 8/1/33	301,271	297,627
FNMA:†
7%, 7/1/08	180,991	193,655
7%, 2/1/12	87,912	94,063
8.5%, 9/1/15	127,176	139,342
6.5%, 5/1/17	503,210	534,205
5.5%, 2/1/18	466,551	484,176
6%, 3/1/18	185,756	195,124
7%, 1/1/32	273,719	289,900
7%, 5/1/32	675,324	715,246
6.5%, 7/1/32	623,032	651,880
6%, 3/1/33	813,188	841,215
5.5%, 8/1/33	651,375	660,392

Total US Government and Government Agency Securities
(Cost $26,156,854)		26,193,959

________________
See footnotes on page 15.

12

Portfolio of Investments
December 31, 2003

	Principal Amount	Value
Corporate Bonds 15.3%

Automobiles and Components 1.9%

Delphi 6.5%, 8/15/13	$135,000	$142,025
Ford Motor Credit:
5.625%, 10/1/08	575,000	590,900
7%, 10/1/13	295,000	311,681
General Motors 8.25%, 7/15/23	310,000	352,879
General Motors Acceptance 4.375%, 12/10/07	995,000	1,006,129

		2,403,614

Banks 0.9%

Bank of America 4.375%, 12/1/10	350,000	351,401
Marshall & Ilsley Bank 5.25%, 9/4/12	220,000	231,068
US Bank National Association Cincinnati 2.85%, 11/15/06	505,000	507,790

		1,090,259

Capital Goods 0.8%

General Electric 5%, 2/1/13	515,000	521,781
General Electric Capital 4.25%, 12/1/10	110,000	109,618
Raytheon 4.85%, 1/15/11	350,000	350,980

		982,379

Consumer Durables and Apparel 0.2%

Pulte Homes 6.375%, 5/15/33	230,000	224,611

Consumer Staples 2.1%

Anheuser-Busch Companies 4.625%, 2/1/15	135,000	132,022
Coca-Cola Enterprises 4.25%, 9/15/10	85,000	85,079
Fortune Brand 2.875%, 12/1/06	235,000	236,619
General Mills 2.625%, 10/24/06	965,000	960,349
Kellogg 2.875%, 6/1/08	555,000	536,432
Procter & Gamble 6.875%, 9/15/09	360,000	416,370
Safeway 4.125%, 11/1/08	290,000	289,043

		2,655,914

Diversified Financials 3.4%

American General Finance 3%, 11/15/06	570,000	574,038
Capital One Bank 4.875%, 5/15/08	480,000	494,476
CIT Group 4.75%, 12/15/10	340,000	342,630
Citigroup 6%, 10/31/33	570,000	571,915
Franklin Resources 3.7%, 4/15/08	130,000	129,421
Goldman Sachs Group 4.75%, 7/15/13	365,000	356,391
International Lease Finance 4.375%, 11/1/09	500,000	504,347
MBNA 4.625%, 9/15/08	190,000	195,207
________________
See footnotes on page 15.

13

Portfolio of Investments
December 31, 2003

	Principal Amount	Value
Diversified Financials (continued)

Merrill Lynch:
3.7%, 4/21/08	$205,000	$206,542
4.5%, 11/4/10	330,000	333,632
Nisource Finance 3.2%, 11/1/06	195,000	196,706
SLM 4%, 1/15/09	295,000	297,362

		4,202,667

Health Care Equipment and Services 0.2%

Unitedhealth Group 3.3%, 1/30/08	280,000	278,976

Insurance 0.3%

Allstate 6.125%, 12/15/32	70,000	72,228
MetLife 5%, 11/24/13	325,000	323,330

		395,558

Media 1.2%

Cox Communications 7.75%, 11/1/10	170,000	202,790
Time Warner:
9.15%, 2/1/23	550,000	713,595
7.625%, 4/15/31	455,000	526,924

		1,443,309

Real Estate 0.6%

Centex 5.125%, 10/1/13	290,000	286,482
Rouse 5.375%, 11/26/13	195,000	194,347
Simon Property Group 6.35%, 8/28/12	250,000	272,123

		752,952

Telecommunication Services 2.6%

AT&T 8%, 11/15/31	455,000	533,532
AT&T Broadband 9.455%, 11/15/22	175,000	237,752
AT&T Wireless 8.75%, 3/1/31	205,000	253,830
Bellsouth Telecommunications 5.875%, 1/15/09	370,000	404,904
Sprint Capital:
7.125%, 1/30/06	970,000	1,050,021
8.375%, 3/15/12	305,000	356,898
Verizon Wireless 5.375%, 12/15/06	325,000	347,092

		3,184,029

Utilities 1.1%

Consolidated Edison 5.875%, 4/1/33	55,000	55,923
Dominion Resources 6.75%, 12/15/32	155,000	166,349
Duke Energy 5.3%, 10/1/15	135,000	137,081
Penn Power & Light 6.83%, 3/25/07	927,604	961,343

		1,320,696

Total Corporate Bonds (Cost $18,661,831)		18,934,964

________________
See footnotes on page 15.

14

Portfolio of Investments
December 31, 2003

	Principal Amount	Value

Asset-Backed Securities† 1.3%

Utilities 1.3%

Peco Energy Transition Trust 6.05%, 3/1/09 (Cost $1,497,211)	$1,500,000	$1,626,092

Repurchase Agreement 1.5%

State Street Bank & Trust 0.72%, dated 12/31/03, maturing 1/2/04 in the amount of $1,890,076, collateralized by: $1,810,000 US Treasury Notes 4.875%, 2/15/12, with a fair market value of $1,948,013 (Cost $1,890,000)	1,890,000	1,890,000

Total Investments (Cost $114,450,671) 99.8%		123,621,797

Other Assets Less Liabilities 0.2%		212,109

Net Assets 100.0%		$123,833,906

________________
* Non-income producing security.
ADR – American Depository Receipt.
†
Investments in mortgage- and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This, in turn, may impact the ultimate yield realized from these instruments.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities
December 31, 2003

Assets:

Investments, at value:
Common stocks (cost $66,244,775)	$74,976,782
US Government and Government Agency securities
(cost $26,156,854)	26,193,959
Corporate bonds (cost $18,661,831)	18,934,964
Asset-backed securities (cost $1,497,211)	1,626,092
Repurchase agreement (cost $1,890,000)	1,890,000	$123,621,797
Cash		31,819
Receivable for dividends and interest		542,871
Receivable for Capital Stock sold		228,843
Investment in, and expenses prepaid to, shareholder service agent		54,112
Other		5,166

Total Assets		124,484,608

Liabilities:

Payable for Capital Stock repurchased		353,931
Management fee payable		62,662
Distribution and service fees payable		54,097
Accrued expenses and other		180,012

Total Liabilities		650,702

Net Assets		$123,833,906

Composition of Net Assets:

Capital Stock, at par ($1 par value; 500,000,000 shares authorized; 10,394,141 shares outstanding):
Class A		$7,009,455
Class B		1,165,572
Class C		811,902
Class D		1,334,713
Class I		72,357
Class R		142
Additional paid-in capital		135,361,414
Dividends in excess of net investment income		(33,022)
Accumulated net realized loss		(31,059,753)
Net unrealized appreciation of investments		9,171,126

Net Assets		$123,833,906

Net Asset Value Per Share:

Class A ($83,622,949 ÷ 7,009,455)	$11.93
Class B ($13,847,172 ÷ 1,165,572)	$11.88
Class C ($9,644,419 ÷ 811,902)	$11.88
Class D ($15,853,404 ÷ 1,334,713)	$11.88
Class I ($864,270 ÷ 72,357)	$11.94
Class R ($1,692 ÷ 142)	$11.92
________________
See Notes to Financial Statements.

16

Statement of Operations
For the Year Ended December 31, 2003

Investment Income:

Interest	$2,138,984
Dividends (net of foreign taxes withheld of $7,260)	1,130,874

Total Investment Income	3,269,858

Expenses:

Management fee	727,643
Distribution and service fees	583,945
Shareholder account services	391,263
Registration	100,407
Auditing and legal fees	80,099
Custody and related services	60,456
Shareholder reports and communications	30,302
Directors’ fees and expenses	16,136
Miscellaneous	13,500

Total Expenses	2,003,751

Net Investment Income	1,266,107

Net Realized and Unrealized Gain on Investments:

Net realized gain investments	3,853,371
Net change in unrealized depreciation of investments	12,888,263

Net Gain on Investments	16,741,634

Increase in Net Assets from Operations	$18,007,741

________________
See Notes to Financial Statements.

17

Statements of Changes in Net Assets

	Year Ended December 31,

	2003	2002

Operations:
Net investment income	$1,266,107	$2,178,565
Net realized gain (loss) on investments	3,853,371	(17,018,241)
Net change in unrealized appreciation (depreciation) of investments	12,888,263	(3,965,734)

Increase (Decrease) in Net Assets from Operations	18,007,741	(18,805,410)

Distributions to Shareholders:
Net investment income:
Class A	(1,012,869)	(1,684,010)
Class B	(85,600)	(144,131)
Class C	(60,538)	(72,667)
Class D	(100,321)	(195,049)
Class I	(6,765)	—
Class R	(14)	—

Total	(1,266,107)	(2,095,857)

Dividends in excess of net investment income:
Class A	(244,180)	-
Class B	(20,636)	-
Class C	(14,594)	-
Class D	(24,185)	-
Class I	(1,631)	-
Class R	(3)	-

Total	(305,229)	-

Decrease in Net Assets from Distributions	(1,571,336)	(2,095,857)

Capital Share Transactions:

Net proceeds from sales of shares	5,076,808	13,949,762
Investment of dividends	1,159,645	1,490,316
Exchanged from associated funds	11,138,489	14,019,798

Total	17,374,942	29,459,876

Cost of shares repurchased	(24,350,562)	(43,918,804)
Exchanged into associated funds	(7,387,073)	(16,470,564)

Total	(31,737,635)	(60,389,368)

Decrease in Net Assets from Capital Share Transactions	(14,362,693)	(30,929,492)

Increase (Decrease) in Net Assets	2,073,712	(51,830,759)

Net Assets:

Beginning of year	121,760,194	173,590,953

End of Year (including undistributed (net of dividends in excess of) net investment income of $(33,022) and $587,836, respectively)	$123,833,906	$121,760,194

________________
See Notes to Financial Statements.

18

Notes to Financial Statements

1.
Multiple Classes of Shares — Seligman Income and Growth Fund, Inc. (the “Fund”), offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase.

Class C shares are sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Effective November 25, 2003, shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares became effective on April 30, 2003, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares became effective on April 30, 2003, are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.
Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.
Security Valuation — Investments in US Government and Government agency securities, bonds, asset-backed securities, and stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.
Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

19

Notes to Financial Statements

c.
Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities for financial reporting purposes.

d.
Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.
Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2003, distribution and service fees were class-specific expenses. Effective April 30, 2003, shareholder account services and registration expenses are also considered class-specific expenses.

f.
Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3.
Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government and government agency obligations and short-term investments, for the year ended December 31, 2003, amounted to $149,815,677 and $165,726,844, respectively; purchases and sales of US Government and government agency obligations were $131,632,460 and $126,494,478, respectively.

At December 31, 2003, the cost of investments for federal income tax purposes was $114,741,855. The tax basis cost was greater than the cost for financial reporting purposes due to tax deferral of losses on wash sales in the amount of $265,413 and the amortization of premium for financial reporting purposes of $25,771. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $10,460,944 and $1,581,002, respectively.

4.
Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.60% per annum of the first $1 billion of the Fund’s average daily net assets, 0.55% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.50% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.60% per annum of the Fund’s average daily net assets.

20

Notes to Financial Statements

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $4,452 from sales of Class A shares. Commissions of $33,646 and $17,194 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2003, fees incurred under the Plan aggregated $197,856, or 0.24% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2003, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $133,354, $95,049, and $157,681, respectively. For the period April 30, 2003 to December 31, 2003, fees incurred in respect of Class R shares were $5, equivalent to 0.50% per annum of average daily net assets.
The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2003, such charges amounted to $7,809.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2003, amounted to $1,731.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2003, Seligman Services, Inc. received commissions of $2,022 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $17,436, pursuant to the Plan.

Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $391,263 for shareholder account services in accordance with a methodology approved by the Fund’s directors.

21

Notes to Financial Statements

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes, and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2003, the Fund’s potential obligation under the Guaranties is $87,500. As of December 31, 2003, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $3,553.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2003, of $35,915 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.
Committed Line of Credit — Effective January 16, 2004, the Fund is a participant in a joint $445 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. At December 31, 2003, the committed line of credit was $420 million. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2004, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2003, the Fund did not borrow from the credit facility.

6.
Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2003, the Fund had a net capital loss carryforward for federal income tax purposes of $30,794,340, which is available for offset against future taxable net capital gains, with $6,335,360 expiring in 2008, $2,203,787 expiring in 2009, and $22,255,193 expiring in 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

22

Notes to Financial Statements

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,

	2003		2002

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	237,283	$2,534,363	751,677	$8,687,570
Investment of dividends	81,449	908,738	105,967	1,180,026
Exchanged from associated funds	466,260	4,953,951	440,914	4,796,554

Total	784,992	8,397,052	1,298,558	14,664,150

Cost of shares repurchased	(1,319,369)	(14,415,452)	(2,739,774)	(30,923,047)
Exchanged into associated funds	(386,267)	(4,059,600)	(1,112,293)	(12,626,659)
Transferred to Class I	(67,823)	(741,310)	—	—

Total	(1,773,459)	(19,216,362)	(3,852,067)	(43,549,706)

Decrease	(988,467)	$(10,819,310)	(2,553,509)	$(28,885,556)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	43,004	$472,644	74,356	$812,162
Investment of dividends	6,841	75,675	8,937	98,770
Exchanged from associated funds	288,576	3,152,167	433,217	4,712,396

Total	338,421	3,700,486	516,510	5,623,328

Cost of shares repurchased	(315,070)	(3,444,243)	(414,106)	(4,549,416)
Exchanged into associated funds	(133,451)	(1,469,036)	(224,394)	(2,501,768)

Total	(448,521)	(4,913,279)	(638,500)	(7,051,184)

Decrease	(110,100)	$(1,212,793)	(121,990)	$(1,427,856)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	154,507	$1,691,750	361,435	$4,013,043
Investment of dividends	5,941	65,791	5,264	57,441
Exchanged from associated funds	146,051	1,570,611	294,565	3,141,166

Total	306,499	3,328,152	661,264	7,211,650

Cost of shares repurchased	(226,152)	(2,509,612)	(217,380)	(2,368,361)
Exchanged into associated funds	(116,765)	(1,276,731)	(69,553)	(758,623)

Total	(342,917)	(3,786,343)	(286,933)	(3,126,984)

Increase (decrease)	(36,418)	$(458,191)	374,331	$4,084,666

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	27,122	$297,772	39,882	$436,987
Investment of dividends	9,146	101,028	13,897	154,079
Exchanged from associated funds	132,508	1,461,760	127,699	1,369,682

Total	168,776	1,860,560	181,478	1,960,748

Cost of shares repurchased	(363,092)	(3,946,425)	(548,123)	(6,077,980)
Exchanged into associated funds	(53,233)	(581,706)	(53,785)	(583,514)

Total	(416,325)	(4,528,131)	(601,908)	(6,661,494)

Decrease	(247,549)	$(2,667,571)	(420,430)	$(4,700,746)

23

Notes to Financial Statements

	April 30, 2003* to
	December 31, 2003

Class I	Shares	Amount

Net proceeds from sales of shares	6,874	$78,779
Investment of dividends	729	8,396
Transferred from Class A	67,823	741,310

Total	75,426	828,485

Cost of shares repurchased	(3,069)	(34,830)

Increase	72,357	$793,655

Class R	Shares	Amount

Net proceeds from sales of shares	140	$1,500
Investment of dividends	2	17

Increase	142	$1,517

________________
* Commencement of offering of shares.

8.
Other Matters — The Manager has been conducting an extensive internal review in response to recent developments regarding disruptive or illegal trading practices within the mutual fund industry. The Manager’s review noted one market timing relationship that was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced in September 2003. Additionally, the Manager identified three other market timing arrangements, all of which had been terminated, the most recent in September 2002. The Manager is confident that any financial impact of these arrangements on any Seligman Fund was minimal. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

In connection with the Manager’s internal review, the Manager has also reviewed its practice of placing some of the Seligman Equity Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements that the Distributor had with certain brokerage firms. The Manager is confident that the Seligman Equity Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager is also responding to information requests from the SEC relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions.

The Independent Directors of the Board of the Fund have been reviewing, and will continue to review, the foregoing matters. If the Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its personnel, the Manager will make restitution to the Fund.

24

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A

	Year Ended December 31,

	2003	2002	2001††	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$ 10.42	$ 12.04	$ 12.83	$ 13.57	$ 14.35

Income (Loss) from Investment Operations:
Net investment income	0.14	0.20	0.31	0.33	0.51
Net realized and unrealized gain (loss) on investments	1.54	(1.63)	(0.82)	(0.74)	(0.76)

Total from Investment Operations	1.68	(1.43)	(0.51)	(0.41)	(0.25)

Less Distributions:
Dividends from net investment income	(0.14)	(0.19)	(0.28)	(0.33)	(0.53)

Dividends in excess of net investment income	(0.03)	—	—	—	—

Total Distributions	(0.17)	(0.19)	(0.28)	(0.33)	(0.53)

Net Asset Value, End of Year	$ 11.93	$ 10.42	$ 12.04	$ 12.83	$ 13.57

Total Return:	16.24%	(11.96)%	(3.90)%	(3.09)%	(1.76)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$83,623	$83,312	$127,085	$147,047	$202,170
Ratio of expenses to average net assets	1.41%	1.38%	1.25%	1.19%	1.15%
Ratio of net investment income to
average net assets	1.29%	1.76%	2.46%	2.51%	3.65%
Portfolio turnover rate	238.07%	199.12%	93.34%	66.70%	72.46%

 ________________
See footnotes to page 29.

25

Financial Highlights

CLASS B

	Year Ended December 31,

	2003	2002	2001††	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$ 10.38	$ 12.00	$ 12.78	$ 13.52	$ 14.30

Income (Loss) from Investment Operations:
Net investment income	0.06	0.11	0.21	0.23	0.40
Net realized and unrealized gain (loss) on investments	1.53	(1.62)	(0.80)	(0.74)	(0.75)

Total from Investment Operations	1.59	(1.51)	(0.59)	(0.51)	(0.35)

Less Distributions:
Dividends from net investment income	(0.06)	(0.11)	(0.19)	(0.23)	(0.43)

Dividends in excess of net investment income	(0.03)	—	—	—	—

Total Distributions	(0.09)	(0.11)	(0.19)	(0.23)	(0.43)

Net Asset Value, End of Year	$ 11.88	$ 10.38	$ 12.00	$ 12.78	$ 13.52

Total Return:	15.35%	(12.62)%	(4.61)%	(3.81)%	(2.47)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$13,847	$13,236	$16,778	$19,248	$23,159
Ratio of expenses to average net assets	2.17%	2.13%	2.00%	1.94%	1.90%
Ratio of net investment income
to average net assets	0.53%	1.01%	1.71%	1.76%	2.90%
Portfolio turnover rate	238.07%	199.12%	93.34%	66.70%	72.46%
________________
See footnotes to page 29.

26

Financial Highlights

CLASS C

	Year Ended December 31,
					5/27/99* to
	2003	2002	2001††	2000	12/31/99

Per Share Data:

Net Asset Value, Beginning of Period	$ 10.37	$ 12.00	$ 12.78	$ 13.52	$ 14.14

Income (Loss) from Investment Operations:
Net investment income	0.06	0.11	0.21	0.23	0.19
Net realized and unrealized gain (loss)
on investments	1.54	(1.63)	(0.80)	(0.74)	(0.49)

Total from Investment Operations	1.60	(1.52)	(0.59)	(0.51)	(0.30)

Less Distributions:
Dividends from net investment income	(0.06)	(0.11)	(0.19)	(0.23)	(0.32)
Dividends in excess of net investment income	(0.03)	—	—	—	—

Total Distributions	(0.09)	(0.11)	(0.19)	(0.23)	(0.32)

Net Asset Value, End of Period	$ 11.88	$ 10.37	$ 12.00	$ 12.78	$ 13.52

Total Return:	15.46%	(12.70)%	(4.61)%	(3.81)%	(2.13)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$9,644	$8,800	$5,689	$4,040	$1,680
Ratio of expenses to average net assets	2.17%	2.13%	2.00%	1.94%	1.95%†
Ratio of net investment income
to average net assets	0.53%	1.01%	1.71%	1.76%	2.73%†
Portfolio turnover rate	238.07%	199.12%	93.34%	66.70%	72.46%**
________________
See footnotes to page 29.

27

Financial Highlights

CLASS D

	Year Ended December 31,

	2003	2002	2001††	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$ 10.37	$ 12.00	$ 12.78	$ 13.52	$ 14.30

Income (Loss) from Investment Operations:

Net investment income	0.06	0.11	0.21	0.23	0.40
Net realized and unrealized gain (loss) on investments	1.54	(1.63)	(0.80)	(0.74)	(0.75)

Total from Investment Operations	1.60	(1.52)	(0.59)	(0.51)	(0.35)

Less Distributions:

Dividends from net investment income	(0.06)	(0.11)	(0.19)	(0.23)	(0.43)
Dividends in excess of net investment income	(0.03)	—	—	—	—

Total Distributions	(0.09)	(0.11)	(0.19)	(0.23)	(0.43)

Net Asset Value, End of Year	$ 11.88	$ 10.37	$ 12.00	$ 12.78	$ 13.52

Total Return:	15.46%	(12.70)%	(4.61)%	(3.81)%	(2.47)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$15,853	$16,413	$24,038	$33,986	$54,635
Ratio of expenses to average net assets	2.17%	2.13%	2.00%	1.94%	1.90%
Ratio of net investment income
to average net assets	0.53%	1.01%	1.71%	1.76%	2.90%
Portfolio turnover rate	238.07%	199.12%	93.34%	66.70%	72.46%
________________
See footnotes to page 29.

28

Financial Highlights

CLASS I		CLASS R

	4/30/03*	4/30/03*
	to	to
	12/31/03	12/31/03

Per Share Data:

Net Asset Value, Beginning of Period	$ 10.71	$ 10.71

Income from Investment Operations:
Net investment income	0.11	0.07
Net realized and unrealized gain on investments	1.24	1.26

Total from Investment Operations	1.35	1.33

Less Distributions:
Dividends from net investment income	(0.11)	(0.07)
Dividends in excess of net investment income	(0.01)	(0.05)

Total Distributions	(0.12)	(0.12)

Net Asset Value, End of Period	$ 11.94	$ 11.92

Total Return:	12.65%	12.46%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$864	$2
Ratio of expenses to average net assets	1.15%†	1.71%†
Ratio of net investment income to average net assets	1.42%†	0.86%†
Portfolio turnover rate	238.07%ø	238.07%ø

________________
*	Commencement of offering of shares.
**	For the year ended December 31, 1999.
ø	For the year ended December 31, 2003.
†	Annualized.
††
As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.04 and increase net realized and unrealized loss on investments by $0.04 for each class, and to increase the ratios of net investment income to average net assets from 2.14% to 2.46% for Class A, and from 1.39% to 1.71% for Classes B, C, and D. The per share data and ratios for periods prior to January 1, 2001 have not been restated.

See Notes to Financial Statements.

29

Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman Income and Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Income and Growth Fund, Inc.(the “Fund”), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Income and Growth Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 25, 2004

30

Required Federal Income Tax Information (Unaudited)

Of ordinary dividends paid to shareholders during the Fund’s fiscal year ended December 31, 2003, 72% is eligible for the dividends received deduction for corporations.

For the fiscal year ended December 31, 2003, the Fund designates 71% of its dividend distributions as qualified dividend income.

31

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Income and Growth Fund, Inc.is set forth below.

Independent Directors
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert B. Catell (66)[3,4] • Director: May 2003 to Date • Oversees 60 Portfolios in Fund Complex
Chairman and Chief Executive Officer of KeySpan Corporation (diversified energy, gas and electric company); Director or Trustee of each of the invest-ment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., and The Houston Exploration Company (oil and gas exploration, development and production companies); Edison Electric Institute, New York State Energy Research and Development Authority, Independence Community Bank, Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations).

John R. Galvin (74)[2,4] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (68)[3,4] • Director: 1991 to Date • Oversees 61 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A. McPherson (70)[3,4] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank..

________________
See footnotes to page 35.

32

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Income and Growth Fund, Inc. is set forth below.

Independent Directors
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John E. Merow (74)[2,4] • Director: 1970 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturer of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

Betsy S. Michel (61)[2,4] • Director: 1984 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (international educational training). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

Leroy C. Richie (62)[2,4] • Director: 2000 to Date • Oversees 60 Portfolios in Fund Complex
Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the invest-ment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc.(oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (71)[3,4] • Director: 1980 to Date • Oversees 61 Portfolios in Fund Complex	Retired Vice President, Pfizer Inc.(pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (68)[2,4] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.(a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, C-SPAN (cable television network) and CommScope, Inc.(manu-facturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.

________________
See footnotes to page 35.

33

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Income and Growth Fund, Inc. is set forth below.

Interested Directors and Principal Officers
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (65)*[1] • Director and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. Formerly, Director, Kerr-McGee Corporation (diversified energy company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (51)*[1] • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the invest-ment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Chairman, ICI Mutual Insurance Company.

Christopher J. Mahony (40) • Vice President and Co-Portfolio Manager: Jan. 2003 to Date
Senior Vice President, Investment Officer of J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Investment Grade Fixed Income Fund, Inc.; Vice President of Seligman High Income Fund Series and Portfolio Manager of its U.S. Government Securities Series; Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Cash Management Portfolio, Investment Grade Fixed Income Portfolio and Co-Portfolio Manager of its Income and Growth Portfolio. Formerly, Senior Portfolio Manager at Fort Washington Investment Advisors, Inc. since 1994.

Richard R. Schmaltz (63) • Vice President and Co-Portfolio Manager: Dec.2003 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Tri-Continental Corporation and Seligman Common Stock Fund, Inc.; Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Common Stock Portfolio and Co-Portfolio Manager of its Income and Growth Portfolio. Formerly, Director of Investments, J. & W. Seligman & Co. Incorporated.

________________
See footnotes to page 35.

34

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Income and Growth Fund, Inc. is set forth below.

Interested Directors and Principal Officers
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Thomas G. Rose (46) • Vice President: 2000 to Date
Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel (47) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

Frank J. Nasta (39) • Secretary: 1994 to Date
Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment compa-nies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated, and Corporate Secretary, Seligman Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø
The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*
Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940,as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

35

Glossary of Financial Terms

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

36

Glossary of Financial Terms

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.
Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

________________
Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

37

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017

General Counsel
Sullivan & Cromwell LLP

Independent Auditors
Deloitte & Touche LLP

For More Information
Important Telephone Numbers
(800) 221-2450 Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597 24-Hour Automated Telephone Access Service

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Income and Growth Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

ITEM 2.	CODE OF ETHICS.
As of December 31, 2003, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2003	2002

Audit Fees	$36,376	$34,400
Audit-Related Fees	-	-
Tax Fees	2,100	2,000
All Other Fees	1,897	2,609

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2003	2002

Audit-Related Fees	$126,130	$135,355
Tax Fees	7,500	18,450

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Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) review of certain internal controls of such shareholder service agent’s sub-agent; (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor; and (iv) actuarial services provided prior to May 6, 2003 to the registrant’s investment adviser and shareholder service agent (such services were no longer permitted to be performed for the shareholder service agent after May 5, 2003). Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.
The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $137,627 and $158,414, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

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ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	CONTROLS AND PROCEDURES.

  (a)  The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

  (b)  The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS.
	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN INCOME AND GROWTH FUND, INC.

By:      /S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

    Date:   March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:      /S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

    Date:   March 5, 2004

By:      /S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

    Date:   March 5, 2004

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SELIGMAN INCOME AND GROWTH FUND, INC.

EXHIBIT INDEX
(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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